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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): October 3, 2000

                              BROADCOM CORPORATION
               (Exact Name of Registrant as Specified in Charter)

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
         California                      000-23993                    33-0480482
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       (State or Other           (Commission File Number)            (IRS Employer
       Jurisdiction of                                            Identification No.)
       Incorporation)
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                  16215 Alton Parkway, Irvine, California 92618
                  ---------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (949) 450-8700

                                 Not Applicable
             ------------------------------------------------------
          (Former Name or Former Address, if Changed since Last Report)




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ITEM 2.        ACQUISITION OR DISPOSITION OF ASSETS

        On October 3, 2000 Broadcom Corporation (the "Company") completed the acquisition of NewPort Communications, Inc. ("NewPort") in accordance with the Merger Agreement and Plan of Reorganization dated as of August 9, 2000, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by this reference.

        NewPort designs and develops high-performance integrated circuits for optical communications.

        In connection with the acquisition, the Company issued an aggregate of 5,211,050 shares of its Class A common stock in exchange for all outstanding shares of NewPort preferred and common stock and reserved 411,088 additional shares of Class A common stock for issuance upon exercise of outstanding employee stock options of NewPort. The share issuances were exempt from registration pursuant to section 3(a)(10) of the Securities Act of 1933, as amended. Portions of the shares issued will be held in escrow pursuant to the terms of the merger agreement as well as various employee share repurchase agreements.

        The merger transaction will be accounted for under the purchase method of accounting. The Company expects to record a one-time charge for purchased in-process research and development expenses related to the acquisition in its fourth fiscal quarter, ending December 31, 2000. The amount of the one-time charge has not yet been determined.

        The Company's press release announcing completion of the acquisition is included herein as Exhibit 99.1.


ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

(a)     Financial statements of business acquired.

        The financial information required by this item will be filed by amendment within 60 days of October 18, 2000.

(b)     Pro forma financial information.

        The financial information required by this item will be filed by amendment within 60 days of October 18, 2000.

(c)     Exhibits.

        2.1 Merger Agreement and Plan of Reorganization by and among Broadcom Corporation, NewPort Communications, Inc. and the Other Parties Signatory Thereto dated as of August 9, 2000

        99.1    Press Release dated October 3, 2000, of the Registrant

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SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    BROADCOM CORPORATION,
                                    a California corporation


October 18, 2000                    By:    /s/ WILLIAM J. RUEHLE
                                       -------------------------------------
                                           William J. Ruehle
                                           Vice President and
                                           Chief Financial Officer

                                           /s/ SCOTT J. POTERACKI
                                        ------------------------------------
                                           Scott J. Poteracki
                                           Senior Director of Finance and
                                           Corporate Controller (Principal
                                           Accounting Officer)


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                                 Exhibit Index

        2.1 Merger Agreement and Plan of Reorganization by and among Broadcom Corporation, NewPort Communications, Inc. and the Other Parties Signatory Thereto dated as of August 9, 2000

        99.1    Press Release dated October 3, 2000, of the Registrant